Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for
Quarter Ended June 30, 2022
– Quarterly GAAP Earnings of $0.67 and Distributable Earnings (DE) of $0.51 per Diluted Share –
– $3.8 Billion of Investment Activity, Including $2.2 Billion in Commercial Lending –
– Undepreciated Book Value Increased 26% Year-over-Year to $21.51 -
– Paid Dividend of $0.48 per Share –
GREENWICH, Conn., August 4, 2022 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended June 30, 2022. The Company’s second quarter 2022 GAAP net income was $212.3 million, or $0.67 per diluted share, and Distributable Earnings (a non-GAAP financial measure) was $162.5 million, or $0.51 per diluted share. GAAP net income reflects unrealized increases in fair value of the Woodstar Fund’s affordable housing investments, net of non-controlling interests. It also reflects unrealized reductions in the fair value of residential lending investments, which together resulted in a net increase to undepreciated book value in the quarter of $0.25(*).

“Our diversified platform delivered strong performance this quarter despite a turbulent equity and credit market backdrop. We closed on nearly $4 billion of new investments, growing our portfolio to a record of $27 billion. Book value increased again this quarter, driven in large part by our affordable housing assets which appreciated due to continued robust rent growth. Today, our commercial loan portfolio LTV stands at just 61%, a major cushion to possible adverse movements in equity cap rates, and is 99% floating rate, providing upside to higher rates. Moreover, the commercial loan book has dramatically changed in its constitution, from 13% in the resilient multifamily sector pre-COVID to more than one third multifamily at quarter end. Similarly, the proportion of loans in the more challenged office asset class has dropped from almost 40% to roughly half that today,” stated Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“There are great opportunities for our enterprise as the banks take steps back from the lending market but we must be, as we have through each cycle since we created STWD in 2009, careful to balance growth against a cushion that is prudent in this volatile and uncertain world right now. In addition to our available funds, we believe we can access incremental capital through partial or full sales of our owned property assets or obtaining leverage on our unencumbered asset portfolio. As we always do, we will continue to balance growth and liquidity preservation for the remainder of the year,” added Jeffrey DiModica, President of Starwood Property Trust.

(*) These fair values represent estimates and are subject to change. The fair value of the Woodstar Fund’s investments is an estimate that is subject to future increases or decreases as property values are affected by, among other things, the availability of capital, occupancy rates, rental rates and interest and inflation rates. Similarly, residential lending investments are impacted by changes in interest rates and credit spreads, which could cause increases or decreases to fair value.

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information
The Company will host a live webcast and conference call on Thursday, August 4, 2022, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470

Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13730650
The playback can be accessed through August 11, 2022.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD) is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $91 billion of capital since inception and manages a portfolio of $27 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the severity and duration of economic disruption caused by the COVID-19 global pandemic (including the emergence of new strains of the virus), completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing and other risks detailed under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as other risks and uncertainties set forth from time to time in the Company’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended June 30, 2022
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$227,555	$30,096	$—	$3,499	$—	$261,150	$—	$261,150
Interest income from investment securities	22,591	1,173	—	20,990	—	44,754	(29,448)	15,306
Servicing fees	142	—	—	15,616	—	15,758	(3,205)	12,553
Rental income	1,044	—	22,628	7,852	—	31,524	—	31,524
Other revenues	61	90	48	4,854	3	5,056	(3)	5,053
Total revenues	251,393	31,359	22,676	52,811	3	358,242	(32,656)	325,586
Costs and expenses:
Management fees	254	—	—	—	31,370	31,624	—	31,624
Interest expense	88,226	15,001	7,074	6,391	36,142	152,834	(216)	152,618
General and administrative	11,845	3,631	975	23,114	5,342	44,907	98	45,005
Acquisition and investment pursuit costs	738	—	2	(223)	—	517	—	517
Costs of rental operations	1,826	—	5,216	3,556	—	10,598	—	10,598
Depreciation and amortization	1,183	104	8,179	2,774	—	12,240	—	12,240
Credit loss provision, net	7,925	513	—	—	—	8,438	—	8,438
Other expense	1,251	—	—	7	—	1,258	—	1,258
Total costs and expenses	113,248	19,249	21,446	35,619	72,854	262,416	(118)	262,298
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	8,373	8,373
Change in fair value of servicing rights	—	—	—	543	—	543	(908)	(365)
Change in fair value of investment securities, net	(19,312)	—	—	(8,150)	—	(27,462)	26,217	(1,245)
Change in fair value of mortgage loans, net	(121,356)	—	—	7,876	—	(113,480)	—	(113,480)
Income from affordable housing fund investments	—	—	307,165	—	—	307,165	—	307,165
Earnings (loss) from unconsolidated entities	2,786	394	—	1,748	—	4,928	(1,063)	3,865
Gain on sale of investments and other assets, net	138	—	—	—	—	138	—	138
Gain (loss) on derivative financial instruments, net	127,140	265	5,354	9,007	(13,183)	128,583	—	128,583
Foreign currency (loss) gain, net	(78,331)	(289)	18	—	—	(78,602)	—	(78,602)
Other loss, net	(33,809)	—	—	—	—	(33,809)	—	(33,809)
Total other income (loss)	(122,744)	370	312,537	11,024	(13,183)	188,004	32,619	220,623
Income (loss) before income taxes	15,401	12,480	313,767	28,216	(86,034)	283,830	81	283,911
Income tax (provision) benefit	(557)	1	—	(1,650)	—	(2,206)	—	(2,206)
Net income (loss)	14,844	12,481	313,767	26,566	(86,034)	281,624	81	281,705
Net income attributable to non-controlling interests	(4)	—	(67,482)	(1,851)	—	(69,337)	(81)	(69,418)
Net income (loss) attributable to Starwood Property Trust, Inc.	$14,840	$12,481	$246,285	$24,715	$(86,034)	$212,287	$—	$212,287

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.
Reconciliation of Net Income to Distributable Earnings
For the three months ended June 30, 2022
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$14,840	$12,481	$246,285	$24,715	$(86,034)	$212,287
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,691	—	—	4,691
Non-controlling interests attributable to unrealized gains/losses	—	—	60,043	(1,910)	—	58,133
Non-cash equity compensation expense	2,036	345	76	1,424	6,026	9,907
Management incentive fee	—	—	—	—	5,271	5,271
Acquisition and investment pursuit costs	(39)	—	(82)	—	—	(121)
Depreciation and amortization	1,229	96	8,250	2,895	—	12,470
Interest income adjustment for securities	2,573	—	—	3,723	—	6,296
Extinguishment of debt, net	—	—	—	—	(247)	(247)
Other non-cash items	32,666	—	336	80	—	33,082
Reversal of GAAP unrealized (gains) / losses on:
Loans	121,356	—	—	(7,876)	—	113,480
Credit loss provision, net	7,925	513	—	—	—	8,438
Securities	19,312	—	—	8,150	—	27,462
Woodstar Fund investments	—	—	(307,165)	—	—	(307,165)
Derivatives	(130,811)	(290)	(6,108)	(9,818)	15,693	(131,334)
Foreign currency	78,331	289	(18)	—	—	78,602
Earnings from unconsolidated entities	(2,786)	(394)	—	(1,748)	—	(4,928)
Recognition of Distributable realized gains / (losses) on:
Loans	(36,343)	—	—	7,753	—	(28,590)
Securities	(333)	—	—	(4,413)	—	(4,746)
Woodstar Fund investments	—	—	15,175	—	—	15,175
Derivatives	42,576	—	(34)	8,247	—	50,789
Foreign currency	(2,117)	(31)	18	—	—	(2,130)
Earnings from unconsolidated entities	2,903	394	—	2,375	—	5,672
Distributable Earnings (Loss)	$153,318	$13,403	$21,467	$33,597	$(59,291)	$162,494
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.48	$0.04	$0.07	$0.11	$(0.19)	$0.51

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the six months ended June 30, 2022
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$430,025	$57,079	$—	$7,665	$—	$494,769	$—	$494,769
Interest income from investment securities	43,427	1,920	—	48,379	—	93,726	(64,437)	29,289
Servicing fees	278	—	—	29,687	—	29,965	(7,420)	22,545
Rental income	2,730	—	44,993	15,381	—	63,104	—	63,104
Other revenues	113	158	98	9,508	3	9,880	(9)	9,871
Total revenues	476,573	59,157	45,091	110,620	3	691,444	(71,866)	619,578
Costs and expenses:
Management fees	531	—	—	—	86,388	86,919	—	86,919
Interest expense	156,828	26,931	13,155	12,601	69,984	279,499	(430)	279,069
General and administrative	23,447	7,142	2,031	46,557	9,970	89,147	179	89,326
Acquisition and investment pursuit costs	1,237	1	7	(306)	—	939	—	939
Costs of rental operations	2,345	—	10,217	7,326	—	19,888	—	19,888
Depreciation and amortization	1,477	209	16,398	5,803	—	23,887	—	23,887
Credit loss provision, net	4,626	154	—	—	—	4,780	—	4,780
Other expense	1,251	—	55	7	—	1,313	—	1,313
Total costs and expenses	191,742	34,437	41,863	71,988	166,342	506,372	(251)	506,121
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	35,122	35,122
Change in fair value of servicing rights	—	—	—	326	—	326	393	719
Change in fair value of investment securities, net	(21,417)	—	—	(17,441)	—	(38,858)	37,258	(1,600)
Change in fair value of mortgage loans, net	(237,584)	—	—	(1,679)	—	(239,263)	—	(239,263)
Income from affordable housing fund investments	—	—	541,206	—	—	541,206	—	541,206
Earnings (loss) from unconsolidated entities	1,446	739	—	1,899	—	4,084	(1,129)	2,955
Gain on sale of investments and other assets, net	86,748	—	—	11,858	—	98,606	—	98,606
Gain (loss) on derivative financial instruments, net	245,535	897	22,900	36,870	(50,351)	255,851	—	255,851
Foreign currency (loss) gain, net	(105,585)	(317)	19	—	—	(105,883)	—	(105,883)
Loss on extinguishment of debt	(206)	(469)	—	(148)	—	(823)	—	(823)
Other (loss) income, net	(34,597)	—	—	—	—	(34,597)	25	(34,572)
Total other income (loss)	(65,660)	850	564,125	31,685	(50,351)	480,649	71,669	552,318
Income (loss) before income taxes	219,171	25,570	567,353	70,317	(216,690)	665,721	54	665,775
Income tax benefit (provision)	4,583	5	—	(4,344)	—	244	—	244
Net income (loss)	223,754	25,575	567,353	65,973	(216,690)	665,965	54	666,019
Net income attributable to non-controlling interests	(7)	—	(119,893)	(9,179)	—	(129,079)	(54)	(129,133)
Net income (loss) attributable to Starwood Property Trust, Inc.	$223,747	$25,575	$447,460	$56,794	$(216,690)	$536,886	$—	$536,886

Reconciliation of Net Income to Distributable Earnings
For the six months ended June 30, 2022
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$223,747	$25,575	$447,460	$56,794	$(216,690)	$536,886
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	9,382	—	—	9,382
Non-controlling interests attributable to unrealized gains/losses	—	—	104,945	646	—	105,591
Non-cash equity compensation expense	4,453	642	134	2,699	12,072	20,000
Management incentive fee	—	—	—	—	34,226	34,226
Acquisition and investment pursuit costs	(337)	—	(160)	(169)	—	(666)
Depreciation and amortization	1,463	191	16,542	6,047	—	24,243
Interest income adjustment for securities	5,063	—	—	2,015	—	7,078
Extinguishment of debt, net	—	—	—	—	(493)	(493)
Income tax (provision) benefit associated with realized (gains) losses	—	—	—	—	—	—
Other non-cash items	32,669	—	792	202	—	33,663
Reversal of GAAP unrealized (gains) / losses on:
Loans	237,584	—	—	1,679	—	239,263
Credit loss provision, net	4,626	154	—	—	—	4,780
Securities	21,417	—	—	17,441	—	38,858
Woodstar Fund investments	—	—	(541,206)	—	—	(541,206)
Derivatives	(251,983)	(975)	(25,278)	(38,907)	56,466	(260,677)
Foreign currency	105,585	317	(19)	—	—	105,883
Earnings from unconsolidated entities	(1,446)	(739)	—	(1,899)	—	(4,084)
Sales of properties	(86,610)	—	—	(11,858)	—	(98,468)
Recognition of Distributable realized gains / (losses) on:
Loans	(72,551)	—	—	(2,808)	—	(75,359)
Securities	(3,101)	—	—	(4,387)	—	(7,488)
Woodstar Fund investments	—	—	30,834	—	—	30,834
Derivatives	79,469	—	(69)	32,886	—	112,286
Foreign currency	(2,295)	81	19	—	—	(2,195)
Earnings from unconsolidated entities	1,664	739	—	2,845	—	5,248
Sales of properties	84,738	—		177	—	84,915
Distributable Earnings (Loss)	$384,155	$25,985	$43,376	$63,403	$(114,419)	$402,500
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.21	$0.08	$0.14	$0.20	$(0.36)	$1.27

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of June 30, 2022
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$67,812	$26,325	$27,926	$27,863	$120,192	$270,118	$2,056	$272,174
Restricted cash	2,889	38,835	958	10,011	11,939	64,632	—	64,632
Loans held-for-investment, net	15,623,041	2,263,006	—	9,742	—	17,895,789	—	17,895,789
Loans held-for-sale	2,195,953	—	—	40,694	—	2,236,647	—	2,236,647
Investment securities	1,338,195	67,336	—	1,210,361	—	2,615,892	(1,702,532)	913,360
Properties, net	215,099	—	874,119	136,761	—	1,225,979	—	1,225,979
Investments of consolidated affordable housing fund	—	—	1,558,850	—	—	1,558,850	—	1,558,850
Investments in unconsolidated entities	38,612	27,454	—	35,246	—	101,312	(15,802)	85,510
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets	14,948	—	32,050	69,691	—	116,689	(41,725)	74,964
Derivative assets	126,546	232	371	1,578	—	128,727	—	128,727
Accrued interest receivable	117,918	4,941	14	1,118	7,827	131,818	(158)	131,660
Other assets	126,936	6,952	66,483	34,667	22,453	257,491	(306)	257,185
VIE assets, at fair value	—	—	—	—	—	—	57,993,563	57,993,563
Total Assets	$19,867,949	$2,554,490	$2,560,771	$1,718,169	$162,411	$26,863,790	$56,235,096	$83,098,886
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$152,679	$24,052	$10,161	$48,634	$37,823	$273,349	$65	$273,414
Related-party payable	—	—	—	—	30,754	30,754	—	30,754
Dividends payable	—	—	—	—	149,991	149,991	—	149,991
Derivative liabilities	11,899	197	—	—	43,041	55,137	—	55,137
Secured financing agreements, net	9,999,749	1,025,145	788,557	584,395	770,965	13,168,811	(21,364)	13,147,447
Collateralized loan obligations and single asset securitization, net	2,951,308	812,843	—	—	—	3,764,151	—	3,764,151
Unsecured senior notes, net	—	—	—	—	2,324,772	2,324,772	—	2,324,772
VIE liabilities, at fair value	—	—	—	—	—	—	56,256,080	56,256,080
Total Liabilities	13,115,635	1,862,237	798,718	633,029	3,357,346	19,766,965	56,234,781	76,001,746
Temporary Equity: Redeemable non-controlling interests	—	—	322,753	—	—	322,753	—	322,753
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,167	3,167	—	3,167
Additional paid-in capital	1,926,108	624,101	(378,128)	(556,122)	4,150,574	5,766,533	—	5,766,533
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Accumulated other comprehensive income	28,970	—	—	—	—	28,970	—	28,970
Retained earnings (accumulated deficit)	4,797,121	68,152	1,608,794	1,469,935	(7,210,654)	733,348	—	733,348
Total Starwood Property Trust, Inc. Stockholders’ Equity	6,752,199	692,253	1,230,666	913,813	(3,194,935)	6,393,996	—	6,393,996
Non-controlling interests in consolidated subsidiaries	115	—	208,634	171,327	—	380,076	315	380,391
Total Permanent Equity	6,752,314	692,253	1,439,300	1,085,140	(3,194,935)	6,774,072	315	6,774,387
Total Liabilities and Equity	$19,867,949	$2,554,490	$2,560,771	$1,718,169	$162,411	$26,863,790	$56,235,096	$83,098,886